Fees Summary	Aug. 08, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,077,170,994
Previously Paid Amount	0
Total Fee Amount	158,990.43
Total Offset Amount	0
Net Fee	$ 158,990.43